Exhibit 10.2



                            DIAMOND S HOLDINGS LTD.
--------------------------------------------------------------------------------
                                                        818-470 Granville Street
                                                  Vancouver, B.C. Canada V6C 1V5




                                                        August 1, 2005

Claron Ventures Inc.
1880-1055 West Georgia Street
Vancouver, B.C.
V6E 3P3


Attention:   Trevor Sali
-------------------------

Dear Sir:

Re:      Lucky Todd Claims
         Princeton Area
         British Columbia, Canada
         -------------------------


Diamond S. Holdings Ltd. agrees to do the exploration work for Claron Ventures Inc. on the Lucky Todd property approximately 22 miles west of Princeton, British Columbia Canada.


The work will consist of completing the recommended exploration phase of the "Geological Evaluation Report on the Lucky Todd Mineral Cliams" dated July 31, 2005 by Laurence Sookochoff, P.Eng., and will be performed under his supervision.


                                                 Signed and agreed to:

                                                 DIAMOND S HOLDINGS LTD.

                                                 /s/ Larry Sostad
                                                 ------------------------
                                                 Larry Sostad
                                                 President

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